SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 12, 2004

Date of Report (Date of earliest event reported)

E.DEAL.NET, INC.

(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	333-52040 (Commission File Number)	98-0195748 (I.R.S Employer Identification No.)

1628 West 1st Avenue, Suite 216, Vancouver, British Columbia,  V6J 1G1

(Address of principal executive offices)

604-659-5005

(Registrant’s telephone number, including area code)

ITEM 1.  Changes in Control of Registrant.

None.

ITEM 2.  Acquisition or Disposition of Assets.

None.

ITEM 3.  Bankruptcy or Receivership.

None.

ITEM 4.  Changes in Registrant’s Certifying Accountant.

Effective January 12, 2004, the Company dismissed Clancy and Co., P.L.L.C., which audited the Company's financial statements for the last two fiscal years ended March 31, 2003, and appointed Moore Stephens Ellis Foster Ltd., LLP to act as the Company's independent auditors, effective that same date. The change in the Company's auditors was recommended and approved by the board of directors of the Company.

The audit reports of Clancy and Co., P.L.L.C. on the Company’s financial statements for the last two fiscal years ended March 31, 2003 and 2002, did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to audit scope or accounting principles. However, the reports of Clancy and Co., P.L.L.C. for the last two fiscal years were modified to include an explanatory paragraph with respect to uncertainty as to the Company's ability to continue as a going concern.

During the Company's two most recent fiscal years ended March 31, 2003, and subsequent interim period through January 12, 2004, there were no disagreements with Clancy and Co., P.L.L.C. on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Clancy and Co., P.L.L.C., would have caused it to make reference to such disagreements in its reports.

During the two most recent fiscal years ended March 31, 2003 and 2002, and the subsequent interim period through January 12, 2004, the Company did not consult with Moore Stephens Ellis Foster Ltd. LLP regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, or any matter that was the subject of a disagreement or a reportable event as defined in the regulations of the Securities and Exchange Commission.

The Company provided Clancy and Co., P.L.L.C. with a copy of this report prior to filing it with the Securities and Exchange Commission and requested Clancy and Co., P.L.L.C. to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether Clancy and Co., P.L.L.C. agrees with the above statements made by the Company in this report. A copy of Clancy and Co., P.L.L.C.’s letter is attached as an exhibit hereto.

ITEM 5.  Other Events.

None.

ITEM 6.  Resignations of Registrant’s Director’s

None.

ITEM 7.  Financial Statements and Exhibits.

The following exhibit is filed herewith:

Exhibit Number

Description

 16.1

Letter from Clancy and Co., P.L.L.C.

ITEM 8.  Change in Fiscal Year.

None.

ITEM 9.  Regulation FD Disclosure

None.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

E.DEAL.NET, INC.

/s/ Harmel S. Rayat

Harmel S. Rayat

Secretary/Treasurer, Director

Date: January 16, 2004

EXHIBIT 16.1

Clancy and Co., P.L.L.C.

2935 E. Clarendon Avenue

Phoenix, Arizona 85016

January 12, 2004

Office of the Chief Accountant

Securities and Exchange Commission

450 Fifth Street, NW

Washington, D.C. 20549

Ladies and Gentlemen:

We have read the statements about our firm included under Item 4 in the Form 8-K dated January 12, 2004, of e Deal.net, Inc., to be filed with the Securities and Exchange Commission, and are in agreement with the statements contained therein.

Very truly yours,

/s/ Clancy and Co., P.L.L.C.

Clancy and Co., P.L.L.C.

Certified Public Accountants

Copy to:

via facsimile:  604-659-5029

U.S. Mail

e Deal.Net, Inc.

1628 West 1st Avenue, Suite 216

Vancouver, B.C. V6J 1G1